                                   EXHIBIT 1
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                       AGREEMENT DATED JANUARY 31, 2001

                      RE:  JOINT FILING OF SCHEDULE 13D/A

          The undersigned agree that

          (i) each of them is individually eligible to use the Schedule 13D/A attached hereto;

          (ii) the attached Schedule 13D/A is filed on behalf of each of them;
and

          (iii)  each of them is responsible for the timely filing of such
Schedule 13D/A and any amendments thereto, and for the completeness and accuracy of the information therein concerning him or itself; but none of them is responsible for the completeness or accuracy of the information concerning other persons making the filing, unless he or it knows or has reason to believe that such information is inaccurate.


Dated:  January 31, 2001                       CITICORP BANKING CORPORATION


                                               By:  /s/  William Wolf
                                                  ----------------------------
                                               Name:     William Wolf
                                                    --------------------------
                                               Title:    Senior Vice President
                                                     -------------------------

                                               CITICORP


                                               By:  /s/  Joseph B. Wollard
                                                  ----------------------------
                                               Name:     Joseph B. Wollard
                                                    --------------------------
                                               Title:    Assistant Secretary
                                                     -------------------------

                                               CITIGROUP HOLDINGS COMPANY


                                               By:  /s/  Joseph B. Wollard
                                                  ----------------------------
                                               Name:     Joseph B. Wollard
                                                    --------------------------
                                               Title:    Assistant Secretary
                                                     -------------------------

                                               CITIGROUP INC.


                                               By:  /s/  Joseph B. Wollard
                                                  ----------------------------
                                               Name:     Joseph B. Wollard
                                                    --------------------------
                                               Title:    Assistant Secretary
                                                     -------------------------